UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

THE 4LESS GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	333-152444	90-1494749
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4580 N Rancho Dr #130, Las Vegas, NV 89130	89130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (662) 510-5866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [   ]

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 25, 2019, Fruci & Associates II, PLLC (“Fruci”) resigned as the independent registered public accounting firm of The 4Less Group Inc., a Nevada corporation (the “Company”).

On October 25, 2019, the Company’s Board of Directors approved and ratified the engagement of LJ Soldinger & Associates LLC (“Soldinger”) as the Company’s independent registered public accounting firm, effective immediately.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) During the period from April 30, 2019 through October 25, 2019, there were no disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Fruci’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the period from April 30, 2019 through October 25, 2019, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(b) During the period from April 30, 2019 and through October 25, 2019, the Company did not consult with Soldinger with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Fruci with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.

A copy of Fruci’s letter dated October 29, 2019, is filed as Exhibit 16.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter of Fruci & Associates II, PLLC, dated October 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 29, 2019	The 4Less Group Inc.

	By:	/s/ Timothy Armes
Timothy Armes
Chief Executive Officer